SHARE EXCHANGE AGREEMENT

                   THIS AGREEMENT made the 30th day of June, 2017,

BETWEEN:

SCANDIUM INTERNATIONAL MINING CORP., a corporation existing under the laws of British Columbia, (hereinafter referred to as the "Company"),

AND:

EMC AUSTRALIA PTY LTD., (ACN: 160 223 325) a company existing under the laws Australia (hereinafter referred to as “EMC-A”)

AND:

SCANDIUM INVESTMENTS LLC., a limited liability corporation existing under the laws of Nevada, (hereinafter called the "SIL”),

WHEREAS pursuant to Clause 6.2(2) of Schedule B to the Option Agreement dated June 24, 2014 entered into among the Parties (the “Option Agreement”), SIL has elected to exchange (the “Election to Exchange”) all of SIL’s legal and beneficial interest in the ordinary shares of EMC-A held by SIL representing 20% of the issued and outstanding shares of SIL (the “EMC-A Shares”), for common shares in the capital of the Company, and certain director nomination rights, on the terms and subject to the conditions set out herein;

THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants, agreements, representations, warranties and indemnities herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each Party), the Parties covenant and agree as follows:

1.          INTERPRETATION

1.1        Defined Terms.

For the purposes of this Agreement, unless the context otherwise requires, and in addition to terms defined in the above recitals or elsewhere in this Agreement, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

(a)

"Applicable Securities Laws" means, collectively, the applicable securities laws of each of British Columbia, Alberta, Ontario and the United States and the respective rules and regulations under such laws together with applicable published instruments, notices and orders of the applicable securities regulatory authorities, and the rules and policies of the TSX;

(b)

"Business Day" means any day other than (i) a Saturday, Sunday or statutory holiday in the Province of British Columbia, or (ii) a day on which banks are generally closed in the Province of British Columbia;

(c)	"Closing Date" means August 24, 2017 or such other date as may be mutually agreed upon by the Company and SIL, but in any event no later than September 15, 2017;

(d)	"Common Shares" means the common shares of the Company;

(e)

"Disclosure Record" means collectively, all of the documentation which has been filed by or on behalf of SCY on SEDAR with the Canadian securities regulatory authorities or with the United States Securities Exchange Commission pursuant to the requirements of applicable securities law;

(f)	"distribution" means distribution or distribution to the public, as the case may be, for the purposes of Applicable Securities Laws or any of them;

(g)

"Governmental Entity" means any (i) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, ministry, central bank, court, tribunal, arbitral body, bureau or agency, domestic or foreign, (ii) subdivision, agent, commission, board, or authority of any of the foregoing, or (iii) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, including any stock exchange or self-regulatory authority;

(h)	"Nomination Rights Agreement" means the nomination rights agreement between the Company and SIL in the form annexed hereto as Schedule "A", to be dated the Closing Date;

(i)	"Parties" means the parties to this Agreement and "Party" means one of them;

(j)	"person" has the meaning ascribed thereto in the Securities Act;

(k)	"SCY Shares" has the meaning given to that term in Section 2.2;

(l)

“Tax” means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan, withholding, stamp, transaction, registration, duty or similar charge which is assessed, levied, imposed or collected by any government agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or any other accounting imposed on, or in respect of any of the above;

(m)	"Time of Closing" means 10:00 a.m. (Vancouver time) on the Closing Date;

(n)	"Transaction" means the exchange of the EMC-A Shares for the SCY Shares in accordance with the terms of this Agreement;

(o)	"TSX" means the Toronto Stock Exchange;

(p)	"U.S. Person" has the meaning set out in Rule 902(k) of Regulation S under the U.S. Securities Act; and

(q)	"U.S. Securities Act" means the United States Securities Act of 1933, as amended.

1.2        Currency.

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in United States dollars.

1.3        Sections and Headings.

The division of this Agreement into Articles and Sections and the insertion of headings are for convenience of reference only and shall not affect the interpretation of this Agreement. Unless otherwise indicated, any reference in this Agreement to an Article, Section or a Schedule refers to the specified Article or Section of, or Schedule to, this Agreement.

1.4        Certain References.

The terms "Agreement", "this Agreement", "the Agreement", "hereto", "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this Agreement in its entirety and not to any particular provision hereof. Any reference to this Agreement means this Agreement as amended, modified, replaced or supplemented from time to time.

2.          EXCHANGE OF SHARES

2.1        Election.

Subject to the terms and conditions hereof, SIL hereby makes the Election to Exchange, and in connection therewith agrees to deliver the EMC-A Shares to the Company at the Time of Closing.

2.2        Consideration.

In exchange for the EMC-A Shares to be delivered to the Company by SIL pursuant to the Election to Exchange, the Company will issue the following common shares of the Company:

(a)	57,371,565 common shares, representing 25% of the issued and outstanding common shares of the Company as at the close of business on June 14, 2017; and

(b)

Common shares of the Company equal in value to $420,000, determined using the prevailing exchange rate and closing price of the shares of SCY as reported on the TSX on the first trading day following the date the shareholders approve the Transaction in accordance with TSX requirements.

(collectively the “SCY Shares”)

Subject to and in accordance with the terms of this Agreement, the SCY Shares will be registered in the name of SIL, or to such other name as SIL may advise the Company in writing at least 2 business days prior to the Closing Date, and will be delivered by the Company to SIL at the Time of Closing.

2.3        Nomination Rights Agreement.

As further consideration for the EMC-A to be delivered to the Company by SIL pursuant to the Election to Exchange, the Company and SIL agree to enter into the Nomination Rights Agreement at the Time of Closing.

2.4        Approvals.

(a)	The Company has filed notice of the Transaction with the TSX and agrees to take all steps reasonably necessary to obtain the conditional approval of the TSX to the Transaction in a timely fashion.

(b)

The Company will forthwith call a meeting of its shareholders for the purpose of obtaining shareholder approval of the Transaction in accordance with the requirements of the TSX, and the Company will recommend to its shareholders to vote in favour of the approval of the issuance of the SCY Shares to SIL.

2.5        Taxes.

Each Party will be responsible to pay any Tax assessed against or required to be paid by such Party by any Governmental Authority as a result of the completion of the Transaction and the exchange of the EMC-A Shares for the SCY Shares.

2.6        Termination of Option Agreement.

The Option Agreement and any rights and obligations of the Parties thereunder will terminate at the Time of Closing.

3.          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to, and covenants and agrees with, SIL as set out below and acknowledges that SIL is relying on such representations, warranties, covenants and agreements and those in any certificate or other document delivered pursuant hereto in connection with the acquisition of the SCY Shares. The Company undertakes to notify SIL immediately of any change in any representation, warranty or other information relating to the Company set out herein that takes place or is discovered prior to the Time of Closing.

3.1        Legal Capacity.

The Company has the legal capacity to enter into and execute this Agreement and the Nomination Rights Agreement and to perform its obligations hereunder and thereunder and under any other instruments delivered pursuant hereto.

3.2        Authorization.

The Company has all requisite corporate power and capacity to enter into this Agreement and the Nomination Rights Agreement and to do all acts and things and execute and deliver all documents as are required hereunder and thereunder to be done, observed, performed or executed and delivered by it in accordance with the terms hereof and thereof and the Company has taken all necessary corporate action to authorize the execution and delivery of, and performance of its obligations under, this Agreement and the Nomination Rights Agreement and to observe and perform its obligations under this Agreement and the Nomination Rights Agreement in accordance with the provisions hereof and thereof including, without limitation, the issue of the SCY Shares.

3.3        Issuance of Shares.

The SCY Shares will, upon issue at the Time of Closing, be validly issued as fully paid and non-assessable.

3.4        No Violation.

The execution and delivery by the Company of this Agreement and the Nomination Rights Agreement and the consummation of the transactions provided for herein and therein will not result in the violation of, or constitute a default under or conflict with or cause the acceleration of any obligation of the Company under:

(a)	any provision of the constating documents or by-laws or resolutions of the board of directors (or any committee thereof) or shareholders of the Company, as applicable;

(b)	any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over the Company;

(c)	any mortgage, indenture, contract, undertaking or other agreement to which the Company is a party or by which it is bound or which is binding upon any of its properties, assets or revenues; or

(d)	any applicable law, statute, ordinance, regulation or rule to which the Company is subject.

3.5        Validity and Enforceability.

This Agreement has been, and at the Time of Closing the Nomination Rights Agreement will be, duly authorized, executed and delivered by the Company and this Agreement constitutes and, at the Time of Closing the Nomination Rights Agreement will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except in any case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by equitable principles).

3.6        Litigation.

There are no actions, suits, claims or proceedings pending or, to the knowledge of the Company, threatened against or affecting it before any court or by or before any other Governmental Entity which, if adversely determined, would have a material adverse effect on the Company’s financial condition or business or the assets and there exists no default by it with respect to any order, writ, injunction, decree or demand of any court or other Governmental Entity.

3.7        Reporting Issuer.

The Company is a reporting issuer in the provinces of British Columbia, Alberta and Ontario and is not in default of any of its obligations as a reporting issuer. The Company’s common shares are listed for trading on the TSX, and the Company is in material compliance with all policies of the TSX and all applicable securities laws.

3.8        Disclosure Record.

All information contained in the Disclosure Record is, as of the date of such information, true and correct in all material respects, and no fact or facts have been omitted therefrom which would make such information materially misleading.

3.9        Financial Statements.

The financial statements of the Company contained in the Disclosure Record, filed with the Commission have all been prepared in accordance with United States generally accepted accounting principles and accurately reflect the financial position and all known material liabilities (accrued, absolute, contingent or otherwise) of the Issuer in all material respects as of the date thereof, and no adverse material changes in the financial position of the Company have taken place since the date of the most recently filed audited consolidated financial statements of the Company, other than as has been disclosed in the Disclosure Record.

3.10      TSX Listing.

The Company has not taken any action which would be reasonably expected to result in the delisting or suspension of the common shares of the Company on or from the TSX, and the Company has not received any notice from the TSX that its shares may be delisted or that it is subject to a delisting review.

3.11      NI 43-101.

EMC is in compliance with the provisions of National Instrument 43-101 Standards of Disclosure for Mineral Projects, and has filed all reports required thereby, as applicable, all of which reports are in compliance with the requirements of National Instrument 43-101.

4.          REPRESENTATIONS AND WARRANTIES OF SIL

SIL represents and warrants to the Company as set out below and acknowledges that the Company is relying on such representations and warranties in connection with the sale by the Company of the SCY Shares. SIL undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to SIL set out herein that takes place or is discovered prior to the Time of Closing.

4.1        Legal Capacity.

SIL has the legal capacity to enter into and execute this Agreement and the Nomination Rights Agreement and to perform its obligations hereunder and thereunder and under any other instruments delivered pursuant hereto.

4.2        Authorization.

This Agreement and the Nomination Rights Agreement have been duly authorized by SIL. This Agreement has been and, at the Time of Closing the Nomination Rights Agreement will be, duly executed and delivered by SIL and this Agreement is, and at the Time of Closing the Nomination Rights Agreement will be, a legal, valid and binding obligation of SIL, enforceable against SIL by the Company and in accordance with their terms (except in any case as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by equitable principles).

4.3        No Violation.

The execution and delivery by SIL of this Agreement and the Nomination Rights Agreement and the consummation of the transactions provided for herein and therein will not result in the violation of, or constitute a default under or conflict with or cause the acceleration of any obligation of SIL under:

(a)	any provision of the constating documents or by-laws or resolutions of the board of managers (or any committee thereof) or members of SIL, as applicable;

(b)	any judgment, decree, order or award of any court, governmental body or arbitrator having jurisdiction over SIL; or

(c)	any applicable law, statute, ordinance, regulation or rule to which SIL is subject.

4.4        Consents and Approvals.

There is no requirement for SIL to make any filing with, give any notice to or obtain any license, permit, certificate, registration, authorization, consent or approval of, any governmental or regulatory authority as a condition to the lawful consummation of the transactions contemplated by this Agreement.

4.5        Securities Laws Compliance.

(a)	SIL is ordinarily resident outside of Canada, and its address of SIL set forth in Section 9 of this Agreement is accurately stated;

(b)

SIL is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010;

(c)

SIL is acquiring the SCY Shares as principal (as defined in applicable Securities Laws), for its own account and for investment purposes and not for the benefit of any other person nor with a view to the resale or distribution of all or any of the SCY Shares; and

(d)

SIL has had the opportunity to obtain independent legal and tax advice in respect of this Agreement and is in no way relying on the advice of the Company or its legal counsel in connection with this Agreement.

5.          ACKNOWLEDGEMENTS OF SIL

SIL acknowledges and agrees that:

(a)

(i) no Governmental Entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to the SCY Shares; (ii) there is no government or other insurance covering the SCY Shares; and (iii) there are risks associated with the acquisition of the SCY Shares;

(b)	The Company is not a “foreign issuer” as defined in Rule 902(e) of Regulation S under the U.S. Securities Act;

(c)	The certificates representing SCY Shares will bear the legends required under Applicable Securities laws, and will be restricted securities under U.S. Applicable Securities Laws;

(d)

The SCY Shares have not been registered under the U.S. Securities Act or any state securities laws, and may not be sold or otherwise transferred except pursuant to an effective registration statement under the US Securities Act and in compliance with such state securities laws, or pursuant to an available exemption from such registration requirement;

(e)

no prospectus or other offering document has been filed by the Company with a securities commission or other securities regulatory authority in any province of Canada, or any other jurisdiction in or outside of Canada in connection with the issuance of the SCY Shares, and such issuance is exempt from the prospectus requirements otherwise applicable under the provisions of Applicable Securities Laws and, as a result, in connection with its acquisition of the SCY Shares hereunder, as applicable:

(i)	SIL is restricted from using certain protections, rights and remedies available under Applicable Securities Laws including, without limitation, statutory rights of rescission or damages;

(ii)

SIL will not receive information that may otherwise be required to be provided to SIL under applicable Securities Laws or contained in a prospectus prepared in accordance with Applicable Securities Laws; and

(iii)	the Company is relieved from certain obligations that would otherwise apply under Applicable Securities Laws.

6.          CONDITIONS OF CLOSING

6.1        Conditions of Closing in Favour of SIL.

The acquisition of the SCY Shares pursuant to the Transaction is subject to the following terms and conditions for the exclusive benefit of SIL, to be fulfilled or performed at or prior to the Time of Closing:

(a)	Representations and Warranties The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at the Time of Closing; and

(b)	Nomination Rights Agreement The Nomination Rights Agreement shall be in full force and effect.

(c)	TSX Approval The Company shall have obtained the conditional approval of the TSX for the Transaction and the listing of the SCY Shares on the TSX.

6.2        Conditions of Closing in Favour of the Company.

The exchange of the SCY Shares pursuant to the Transaction is subject to the following terms and conditions for the exclusive benefit of the Company, to be fulfilled or performed at or prior to the Time of Closing:

(a)	Representations and Warranties The representations and warranties of SIL contained in this Agreement shall be true and correct in all material respects at the Time of Closing;

(b)

Corporate Approvals The Company shall have obtained all necessary resolutions of the shareholders of the Company to approve the Transaction, which shall have been duly passed or obtained by the requisite majority in accordance with applicable law, and TSX rules; and

(c)	TSX Approval The Company shall have obtained the conditional approval of the TSX for the Transaction and the listing of the SCY Shares on the TSX.

7.          CLOSING ARRANGEMENTS

7.1        Place of Closing.

The closing of the Transaction shall take place at the Time of Closing at the office of the Company or at such other place as may be mutually agreed upon by the Company and SIL.

7.2        Certificates.

At the Time of Closing:

(a)

SIL shall delver to the Company the EMC-A Shares along with documents of transfer such that the EMC-A Shares may be transferred to the Company without any further obligation or action of the Company other than causing EMC-A to record such transfer of the EMC-A Shares on its books and to issue a new certificate therefore in the name of the Company.

(b)	the Company shall deliver to SIL:

(i)	a certificate representing the SCY Shares;

(ii)	a certified copy of the directors resolution approving this Agreement and the issuance of the shares contemplated hereunder; and

(iii)	evidence of the conditional approval of the TSX to the transactions contemplated hereunder.

8.          SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS

The representations, warranties and covenants contained in this Agreement and in all certificates and documents delivered pursuant to or contemplated by this Agreement shall survive the closing of the Transaction and shall terminate at the expiration of two years from the Closing Date and, notwithstanding such closing or any investigation made by or on behalf of the Party entitled to the benefit thereof, shall continue in full force and effect for the benefit of the Party entitled to the benefit thereof.

9.          NOTICES

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by e-mail or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

(a)	if to the Company or EMC-A:

Scandium International Mining Corp.
1430 Greg Street, Suite 501
Sparks, Nevada
USA 89431
Attention: George Putnam, Chief Executive Officer
Facsimile: 775-355-9506
E-mail: georgeputnam@comcast.net

with a copy to (which shall not constitute notice):

Morton Law LLP
1200-750 West Pender Street
Vancouver, British Columbia V6C 2T8
Attention: Edward L. Mayerhofer
Facsimile: 604-681-9652
E-mail: elm@mortonlaw.ca

(b)	if to SIL:

Scandium Investments LLC
c/o Shenassa & Company
11620 Wilshire Blvd., Suite 460
Los Angeles, CA 90025
Attention: President
Email: Shenassa@Shenassa.com
Facsimile: (310) 914-4044

with a copy to (which shall not constitute notice):

Fasken Martineau DuMoulin LLP
2900 - 550 Burrard Street
Vancouver, British Columbia V6C 0A3
Attention: Iain Mant
Email: imant@fasken.com
Facsimile: (604) 632-4734

Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day or if delivery or transmission is made on a Business Day after 5:00 p.m. (Toronto time) at the place of receipt, then on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing; provided, however, that if at the time of mailing or within three Business Days thereafter there is or occurs a labour dispute or other event which might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid. Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 9.

10.          MISCELLANEOUS

10.1        Successors and Assigns.

This Agreement shall enure to the benefit of and shall be binding on and enforceable by and against the Parties and, where the context so permits, their respective successors and permitted assigns. Neither Party may assign any of its rights or obligations hereunder without the prior written consent of the other Party.

10.2        Amendment and Waivers.

No amendment or waiver of any provision of this Agreement shall be binding on any Party unless consented to in writing by such Party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.

10.3        Assignment

No Party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations, except with the prior written consent of the other Party.

10.4        Entire Agreement.

Save and except for the Nomination Rights Agreement, this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral.

10.5        Time of Essence.

Time shall be of the essence of this Agreement.

10.6        Governing Law and Jurisdiction.

This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable in that province. Each of the parties irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia over any action or proceeding arising out of or relating to this Agreement.

10.7        Further Assurances.

Each of the Parties hereto shall promptly do, make, execute, deliver or cause to be done, made, executed or delivered, all such further acts, documents and things as the other Parties hereto may require, acting reasonably, from time to time for the purpose of giving effect to this Agreement and shall use reasonable commercial efforts and take all such steps as may be reasonably within its power to implement to the full extent the provisions of this Agreement.

10.8        Severability.

If any provision hereof is illegal, invalid or unenforceable, such provision shall be deemed to be severed and deleted from this Agreement and such illegality, invalidity or unenforceability shall not in any manner affect the validity or enforceability of the remainder hereof.

10.9        Waiver.

A waiver of any default, breach or non-compliance under this Agreement is not effective unless in writing and signed by the Party to be bound by the waiver. No waiver shall be inferred from or implied by any act or delay in acting by a Party in respect of any default, breach or non-observance or by anything done or omitted to be done by the other Party. The waiver by a Party of any default, breach or non-compliance under this Agreement shall not operate as a waiver of that Party's rights under this Agreement in respect of any continuing or subsequent default, breach or non-observance (whether of the same or any other nature).

10.10      Expenses

Each Party will pay for its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated herein, including the fees and expenses of legal counsel, financial advisors, accountants, consultants and other professional advisors.

10.11      Counterparts.

This Agreement may be executed in counterparts and each of such counterparts shall constitute an original document and such counterparts, taken together, shall constitute one and the same instrument. Counterparts may be executed either in original or electronic form and the Parties adopt any signatures received by electronic transmission as original signatures of the Parties.

[Remainder of page intentionally left blank]

            IN WITNESS WHEREOF this Agreement has been executed by the Parties on the date first above written.

SCANDIUM INTERNATIONAL MINING CORP.

by	/s/ George F. Putnam
Name: George F. Putnam
Title: CEO & President

EMC AUSTRALIA PTY LTD

by	/s/ George F. Putnam
Name: George F. Putnam
Title: Director

SCANDIUM INVESTMENTS LLC

by	/s/ Peter Evensen
Name: Peter Evensen
Title: Managing Member

SCHEDULE "A"

NOMINATION RIGHTS AGREEMENT

(see attached)

NOMINATION RIGHTS AGREEMENT

THIS AGREEMENT made the ___ day of ______________, 2017,

BETWEEN:

SCANDIUM INTERNATIONAL MINING CORP., a corporation existing under the laws of British Columbia, (hereinafter referred to as the "Company"),

- and -

SCANDIUM INVESTMENTS LLC., a limited liability corporation existing under the laws of Nevada, (hereinafter called the "SIL”),

                  WHEREAS the Company and SIL have entered into a share exchange agreement dated June 30, 2017 whereby SIL has agreed to exchange with the Company all of SIL’s shares of EMC Metals Australia Pty Ltd for <> common shares in the capital of the Company, representing approximately <>% of the issued and outstanding common shares of the (the “Election to Exchange”);

                  AND WHEREAS in consideration of SIL's agreement to complete the exchange pursuant to the Election to Exchange, the Company has agreed to grant certain rights set out herein to SIL, on the terms and subject to the conditions set out herein;

                  NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree as follows:

ARTICLE 1
INTERPRETATION

1.1             Defined Terms

                   For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

"Act" means the Business Corporations Act (British Columbia);

"Affiliate" has the meaning ascribed to such term in the Business Corporations Act (British Columbia), as in effect on the date of this Agreement;

"Board" means the board of directors of the Company;

"Business Day" means any day, other than (a) a Saturday, Sunday or statutory holiday in the Province of British Columbia, and (b) a day on which banks are generally closed in the Province of British Columbia;

"Common Shares" means the common shares in the capital of the Company issued and outstanding from time to time and includes any common shares that may be issued hereafter;

"Governmental Entity" means any domestic or foreign federal, provincial, regional, state, municipal or other government, governmental department, agency, authority or body (whether administrative, legislative, executive or otherwise), court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including any securities regulatory authority and stock exchange;

"SIL Nominee" shall have the meaning set out in Section 2.1(a);

"Person" means and includes any individual, company, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, pension fund, business trust or other organization, whether or not a legal entity and any Governmental Entity;

"Election to Exchange " has the meaning set out in the recitals hereto;

"TSX" means the Toronto Stock Exchange; and

1.2               Rules of Construction

                   Except as may be otherwise specifically provided in this Agreement and unless the context otherwise requires, in this Agreement:

(a)	all references to a percentage ownership of shares shall be calculated on a non- diluted basis;

(b)	any time period within which any other action is to be taken hereunder shall be calculated excluding the day on which the period commences and including the day on which the period ends; and

(c)	whenever any action is required to be taken or period of time is to expire on a day other than a Business Day, such action shall be taken or period shall expire on the next following Business Day.

ARTICLE 2
board of directors

2.1                  Nomination Right

            (a)        Subject to Section 3.1, on closing of the share exchange pursuant to the Election to Exchange, and (i) for so long as SIL owns, directly or indirectly, at least 15% of the issued and outstanding Common Shares, SIL shall be entitled to designate two nominees, each of whom shall be a person eligible to serve as a director pursuant to the Act (an "SIL Nominee"), for election or appointment to the Board, and (ii) in the event SIL owns, directly or indirectly, at least 5% but less than 15% of the issued and outstanding Common Shares, SIL shall be entitled to designate one SIL Nominee, for election or appointment to the Board. The initial SIL Nominees shall be <> and <>.

            (b)        The Company covenants and agrees to forthwith take all necessary steps, including increasing the size of the Board or causing the resignation of one or more directors, to cause the appointment of the individuals selected by SIL to serve on the Board as the initial SIL Nominees until the next annual meeting of the Company's shareholders, and in the event that it is necessary to seek shareholder approval for the election of the initial SIL Nominees, the Company shall call and hold a meeting of its shareholders to consider the election of SIL Nominees as soon as reasonably practicable, and in any event such meeting shall be held within 75 days of the date the Company and SIL determine that such shareholder approval is necessary. Notwithstanding the foregoing, if the TSX objects to the appointment or election of any SIL Nominee to the Board, such SIL Nominee will resign as a director of the Company, and SIL.

            (c)        The Company shall advise SIL in writing of the date on which proxy solicitation materials are to be mailed for the purpose of any meeting of shareholders at which directors of the Company are to be elected at least fifteen (15) Business Days prior to such mailing date and SIL shall advise the Company in writing of its SIL Nominee at least ten (10) Business Days prior to the mailing date. If SIL does not advise the Company of the identity of any SIL Nominee prior to any such deadline, then SIL will be deemed to have nominated its incumbent nominee, to the extent that one exists.

            (d)        In the event that any SIL Nominee shall cease to serve as a director of the Company, whether due to such SIL Nominee's death, disability, resignation or removal, the Company shall cause the Board to promptly appoint a replacement SIL Nominee designated by SIL to fill the vacancy created by such death, disability, resignation or removal, provided that SIL remains eligible to designate an SIL Nominee.

2.2                    Management to Endorse and Vote

            (a)        The Company shall use commercially reasonable efforts to ensure that SIL Nominee are elected to the Board, including soliciting proxies in support of their election and taking the same actions taken by the Company to ensure the election of the other nominees selected by the Board for election to the Board.

            (b)        The Company agrees that management of the Company shall, in respect of every meeting of the shareholders at which directors of the Company are to be elected, and at every reconvened meeting following an adjournment thereof or postponement thereof, endorse and recommend the SIL Nominees identified in the proxy materials for election to the Board, and shall vote the Common Shares and any other shares of the Company entitled to vote in the election of directors in respect of which management is granted a discretionary proxy in favour of the election of such SIL Nominees to the Board at every such meeting.

2.3             Directors' Liability Insurance

                   An SIL Nominee shall be entitled to the benefit of directors' liability insurance and indemnity to which other independent directors of the Company are entitled.

2.4             Directors' Compensation

                   An SIL Nominee shall be eligible for compensation on the same basis as the independent directors of the Company, and will be reimbursed for reasonable out of pocket expenses.

ARTICLE 3
ownership calculation

3.1             Determining Ownership of Common Shares

                   For the purposes of Article 2 hereof, in determining whether SIL owns, directly or indirectly, at any time at least 15% or 5% of the issued and outstanding Common Shares, the Company may rely on insider reports and beneficial ownership reports filed with securities regulators in Canada and the United States. SIL agrees to provide a certificate of an authorized officer of SIL setting forth the number of Common shares directly or indirectly owned by SIL as at a specified date, along with supporting documentation, upon request made by the Company in connection with any valid corporate purpose, including for the purposes of determining the status of the nomination rights hereunder.

ARTICLE 4
MISCELLANEOUS

4.1             Termination

                   This Agreement shall terminate and all rights and obligations hereunder shall cease immediately at such time as SIL first ceases to hold, directly and indirectly, Common Shares representing at least 5% of the issued and outstanding Common Shares.

4.2             Notices

Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by e-mail or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

(a)	if to the Company:

Scandium International Mining Corp. 1430 Greg Street, Suite 501 Sparks, Nevada USA 89431

Attention: George Putnam, Chief Executive Officer Facsimile: 775-355-9506

E-mail: georgeputnam@comcast.net

with a copy to (which shall not constitute notice):

Morton Law LLP
1200-750 West Pender Street
Vancouver, British Columbia V6C 2T8
Attention: Edward L. Mayerhofer
Facsimile:   604-681-9652
E-mail:        elm@mortonlaw.ca

(b)	if to SIL:

Scandium Investments LLC
c/o Shenassa & Company
11620 Wilshire Blvd., Suite 460
Los Angeles, CA 90025
Attention: President
Email:        Shenassa@Shenassa.com
Facsimile:  (310) 914-4044

with a copy to (which shall not constitute notice):

Fasken Martineau DuMoulin LLP
2900 - 550 Burrard Street
Vancouver, British Columbia V6C 0A3
Attention: Iain Mant
Email:        imant@fasken.com
Facsimile: (604) 632-4734

Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day or if delivery or transmission is made on a Business Day after 5:00 p.m. (Vancouver time) at the place of receipt, then on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing; provided, however, that if at the time of mailing or within three Business Days thereafter there is or occurs a labour dispute or other event which might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid. Any Party may at any time change its address for service from time to time by giving notice to the other Parties in accordance with this Section 6.3.

4.3             Amendments and Waivers

                   No amendment or waiver of any provision of this Agreement shall be binding on either party unless consented to in writing by such party. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

4.4             Assignment

                   No party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations, except with the prior written consent of the other party. Notwithstanding the foregoing, SIL may assign and transfer all of its rights, benefits, duties and obligations under this Agreement in their entirety, without the consent of the Company, to an Affiliate of SIL, provided that any such assignee shall, prior to any such transfer, agree to be bound by all of the covenants of SIL contained herein and comply with the provisions of this Agreement, and shall deliver to the Company a duly executed undertaking to such effect in form and substance satisfactory to the Company, acting reasonably.

4.5             Successors and Assigns

                   This Agreement shall enure to the benefit of and shall be binding on and enforceable by and against the parties and their respective successors or heirs, executors, administrators and other legal personal representatives, and permitted assigns.

4.6               Entire Agreement

                   This Agreement and the agreement in respect of the Election to Exchange constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided in the aforesaid agreements.

4.7                   Time of Essence

                         Time shall be of the essence of this Agreement.

4.8                   Governing Law and Submission to Jurisdiction

            (a)        This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable in that province.

            (b)        Each of the parties irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia over any action or proceeding arising out of or relating to this Agreement, (ii) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (iii) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

4.9             Severability

                   If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

4.10           Expenses

                   Except as otherwise expressly provided in this Agreement, each party will pay for its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement and the transactions contemplated herein, including the fees and expenses of legal counsel, financial advisors, accountants, consultants and other professional advisors.

4.11           Further Assurances

                   Each of the parties hereto shall, from time to time hereafter and upon any reasonable request of the other, promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things as may be required or necessary for the purposes of giving effect to this Agreement.

4.12           Right to Injunctive Relief

                   The parties agree that any breach of the terms of this Agreement by either party would result in immediate and irreparable injury and damage to the other party which could not be adequately compensated by damages. The parties therefore also agree that in the event of any such breach or any anticipated or threatened breach by the defaulting party, the other party shall be entitled to equitable relief, including by way of temporary or permanent injunction or specific performance, without having to prove damages, in addition to any other remedies (including damages) to which such other party may be entitled at law or in equity.

4.13           Counterparts

                   This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts, with the same effect as if each party had signed and delivered the same document, and all counterparts shall be construed together to be an original and will constitute one and the same agreement.

[Remainder of page intentionally left blank.]

            IN WITNESS WHEREOF this Agreement has been executed by the parties on the date first written above.

SCANDIUM INTERNATIONAL MINING CORP.

By:
Name: George Putnam
Title: President and CEO

SCANDIUM INVESTMENTS LLC.

By:
Name:
Title: